Exhibit 32.2

                Certification of the Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the quarterly report of MedSolutions, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthew H. Fleeger, the Principal Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ Matthew H. Fleeger
                                                    ---------------------------
                                                    Matthew H. Fleeger
                                                    Principal Financial Officer
                                                    Date:  July 14, 2004